Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jernigan Capital, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dean Jernigan, the Chairman and Chief Executive Officer of the Company, and I, William C. Drummond, the Senior Vice President and Chief Financial Officer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 8, 2017	/s/ DEAN JERNIGAN
Dean Jernigan
Chairman and Chief Executive Officer

/s/ WILLIAM C. DRUMMOND
William C. Drummond
Senior Vice President, Chief Financial Officer, and Treasurer